UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

         Date of Report (Date of earliest event reported): July 14, 2009


                             NATURE OF BEAUTY, LTD.
             (Exact name of registrant as specified in its charter)

        Nevada                       333-149857                 26-0338889
(State of Incorporation)        (Commission File No.)      (IRS Employer ID No.)

                             63-5 Kombinostroiteley
                         Birobidjan, EAO, 679014 Russia
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 328-2375

       Copies of all communications, including all communications sent to the agent for service of process, should be sent to:

                      Blair Krueger, Esq., Attorney at Law
                             The Krueger Group, LLP
                             5771 La Jolla Boulevard
                           La Jolla, California 92037
                            Telephone: (858) 405-7385
                            Facsimile: (858) 456-2540
                            blair@thekruegergroup.com
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ALL  STATEMENTS  CONTAINED IN THIS CURRENT  REPORT OR IN THE EXHIBITS  FURNISHED
WITH THIS CURRENT REPORT, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS CURRENT REPORT AND ARE BASED ON OUR CURRENT PLANS AND EXPECTATIONS, AND THEY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL FUTURE EVENTS OR RESULTS TO BE DIFFERENT THAN THOSE DESCRIBED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THOSE RELATING TO: OUR
RELATIONSHIPS WITH STRATEGIC PARTNERS; DIFFICULTIES IN INTEGRATING ACQUIRED BUSINESSES; CHANGES IN ECONOMIC, POLITICAL OR REGULATORY CONDITIONS OR OTHER TRENDS; AND OUR ABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. FURTHER INFORMATION ABOUT THESE MATTERS CAN BE FOUND IN OUR SECURITIES AND EXCHANGE COMMISSION FILINGS. EXCEPT AS REQUIRED BY APPLICABLE LAWS OR REGULATIONS, WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OUR FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The board of directors announced today that, effective July 14, 2009, it has appointed Darrin Holman as the chairman and sole member of the board of directors of Nature of Beauty, Ltd. ("Nature"), and has accepted the resignations of Olga Malitski and Alexander Ishutkin as members of the board of directors of Nature, and from all of their executive officer positions. A copy of the written resignations of Ms. Malitski and Mr. Ishutkin, and the Unanimous Written Consent of the Board of Directors appointing Mr. Holman as the sole director and officer of Nature, is filed as Exhibit 17 to this Current Report.

Mr. Holman's biographical information is set forth below:

DARRIN HOLMAN, 42, is the Chairman and sole member of the Board of Directors of Nature. For the past ten years, Mr. Holman has been involved in project planning, execution and management. Mr. Holman's experience includes alternative energy and large construction projects. He managed the construction of the Tacke Wind Farm in Tehachapi, California, the then-largest wind farm development in California. He was also the millwright for Cal Energy Geothermal Plant in Sonoma, California, and for Redding Cogeneration Plant in Redding, California. From approximately January 2008 to present, Mr. Holman has been the project manager for the Holm Construction Company in Knoxville, Tennessee. From approximately January 2007 to January 2008, Mr. Holman was the construction and design manager for US Cellular Corporation. From approximately September 2005 to January 2008, Mr. Holman was the chief managing officer for Cool Springs Development & Construction LLC in Knoxville, Tennessee. From approximately March 2004 to September 2005, Mr. Holman was the project manager for Holm Court, LLC in Knoxville, Tenneesse.

During 2001 through 2003, Mr. Holman earned a Doctor of Ministry and a Degree of Ministry - Pastoral Ministries from the Golden State School of Theology in Peterstown West Virginia. He also earned a Bachelor of Theology, SUMMA CUM LAUDE in 1999 from the Golden State School of Theology.

ITEM 9.01 EXHIBITS

The following exhibits are filed herewith:

Exhibit
Number                        Description
------                        -----------

17.1         Resignation of Alexander Ishutkin dated July 13, 2009

17.2         Resignation of Olga Malitski dated July 13, 2009

17.3 Written Consent of the Board of Directors appointing Mr. Holman as the sole director and officer of Nature

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NATURE OF BEAUTY, LTD.


Dated: July 20, 2009                     By: /s/ Darrin Holman
                                            ------------------------------------
                                            Darrin Holman
                                            Chairman

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